UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    February 3, 2025
Commission File Number

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street	Austin,	TX		78701
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code:			(512)	851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 4, 2025, Cirrus Logic, Inc. (“Cirrus Logic” or the “Company”) issued a press release announcing its financial results for its third quarter fiscal year 2025. The full text of the press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On February 4, 2025, Cirrus Logic, Inc. (the “Company,” “we,” or “our”) announced the appointment of Jeff Woolard as Chief Financial Officer (“CFO”) of the Company, effective February 24, 2025.

Mr. Woolard, age 55, joins the Company having come from Velocity Global, LLC., a private company that provides a global workforce platform and related services, where he served from September 2023 as CFO. Previously, from December 2021, Mr. Woolard served as CFO for Solidigm, a private company that provides flash memory solutions. Prior to that, from May 2020, Mr. Woolard worked at Intel Corporation, a public semiconductor company, as CFO Manufacturing and Technology and from March 2012 as CFO Intel Capital, Emerging Growth Incubation. Previously, Mr. Woolard held other various leadership positions at Intel. From 2019-2022, Mr. Woolard also served as a board member for McAfee Corp., a computer security software company. Mr. Woolard holds a Bachelor of Science degree in Finance from Arizona State University and a Master of Business Administration degree from the University of Washington.

In connection with his appointment, Mr. Woolard entered into an offer-letter agreement (the “Offer Letter”) with the Company on December 20, 2024, which provides that, subject to him commencing employment, he will receive the following:

•A base salary of $475,000 per year.
•A $200,000 cash hiring bonus, subject to pro-rated repayment if Mr. Woolard voluntarily resigns, takes a personal leave exceeding three months, or is terminated (other than in a reduction in force) within 24 months of his hire date.
•Eligibility to participate in our 2007 Management and Key Individual Contributor Incentive Plan with a semiannual target bonus percentage of 37.5%.
•Eligibility to participate in our Executive Severance and Change of Control Plan.
•Eligibility to participate in our health, retirement, and other programs on the same basis as other executive officers.
•The right to receive the following equity awards, which are expected to be granted on the Company’s next regularly scheduled monthly grant date following February 24, 2025:
•A one-time, make-whole equity award valued at $2.5 million in restricted stock units (RSUs) vesting over three years, with 20% vesting at the first anniversary of grant, 40% vesting at the second anniversary, and 40% vesting at the third anniversary, intended to offset equity or compensation forfeited upon joining the Company. This award is subject to accelerated vesting if Mr. Woolard’s employment is terminated by the Company without Cause other than in connection with a Change of Control (as those terms are defined in our Executive Severance and Change of Control Plan).
•A one-time, new-hire equity award valued at $1.5 million in RSUs vesting over two years, with 50% vesting at the first anniversary of grant and 50% vesting at the second anniversary.
•A one-time, new-hire equity award valued at $1.5 million in performance-based RSUs referred to as market stock units (MSUs), which cliff vest after three years. The number of MSUs that ultimately vest after three years may range from 0 to 200% of the target number of shares, depending on the Company’s total shareholder return (“TSR”) measured relative to the TSR of the component companies of the Russell 3000 Index over that three-year period, as described in our proxy statement.

Mr. Woolard will not be required to relocate to the Company’s headquarters in Austin, Texas and plans to work remotely from Phoenix, Arizona, traveling as needed to our headquarters and other locations.

The foregoing summary of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

There are no other arrangements or understandings between Mr. Woolard and any other persons pursuant to which he was selected as the Company’s CFO. There are no family relationships between Mr. Woolard and the executive officers or directors of the Company, and no transactions involving the Company and Mr. Woolard that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Resignation of Mr. Habermann as Interim Chief Financial Officer and Continued Role as Principal Accounting Officer

On May 16, 2024, the Company filed a Current Report on Form 8-K disclosing that Ulf Habermann had been appointed as the Company’s interim CFO until a successor was appointed. In connection with Mr. Woolard’s appointment, Ulf Habermann will step down from his position as interim CFO, effective February 24, 2025.

This change in Mr. Habermann’s position results only from the appointment of Mr. Woolard and is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure, or internal controls. Mr. Habermann will remain a key member of the Company’s finance organization, serving as our Principal Accounting Officer, Treasurer, and Senior Vice President of Finance.

On February 3, 2025, the Compensation and Human Resources Committee of the Board of Directors approved updates to Mr. Habermann’s compensation in connection with his change of position. Following his tenure as interim CFO, Mr. Habermann’s annual base salary will be adjusted from $431,047 to $375,000, and his semiannual target bonus percentage will decrease from 37.5% to 25% of his annual base salary. For the purpose of calculating Mr. Habermann’s cash bonus for the second half of fiscal year 2025 (our current semiannual bonus period), his base salary and target bonus percentage prior to these adjustments (i.e., $431,047 and 37.5%, respectively) will be used.

Item 7.01 Regulation FD Disclosure

On February 4, 2025, in addition to issuing a press release, the Company posted on its website a shareholder letter to investors summarizing the financial results for its third quarter fiscal year 2025. The full text of the shareholder letter is furnished as Exhibit No. 99.2 to this Current Report on Form 8-K. A copy of the Company’s press release announcing the appointment of Mr. Woolard and the transition of Mr. Habermann is being furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Form 8-K, including Exhibits 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

To supplement Cirrus Logic's financial statements presented on a GAAP basis, Cirrus has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the press release below. Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

The information contained in Items 2.02, 7.01, and 9.01 in this Current Report on Form 8-K and the exhibits furnished hereto contain forward-looking statements regarding the Company and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. In addition, this information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit            Description

Exhibit 10.1    Offer Letter entered December 20, 2024 between Cirrus Logic, Inc. and Mr. Woolard
Exhibit 99.1    Cirrus Logic, Inc. press release dated February 4, 2025
Exhibit 99.2    Cirrus Logic, Inc. shareholder letter dated February 4, 2025
Exhibit 99.3    Cirrus Logic, Inc. press release dated February 4, 2025
Exhibit 104    Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	February 4, 2025	By:	/s/ Ulf Habermann
			Name:	Ulf Habermann
			Title:	Interim Chief Financial Officer